UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04625

MIDAS MAGIC, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Midas Magic, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 3/31/12

Item 1.  Schedule of Investments

MIDAS MAGIC, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 2012
(Unaudited)

Common Stocks (119.33%)
Shares		Cost	Value
	Crude Petroleum & Natural Gas (4.97%)
20,000	Canadian Natural Resources Ltd. (a)	$522,599	$663,600

	Electronic Computers (11.23%)
2,500	Apple Inc. (a)	477,375	1,498,675

	Electronic & Other Electrical Equipment (5.41%)
36,000	General Electric Company (a)	435,510	722,520

	Fire, Marine & Casualty Insurance (35.92%)
52,500	Berkshire Hathaway, Inc. Class B (a) (b)	1,744,890	4,260,375
9,000	The Travelers Companies, Inc. (a)	416,182	532,800
		2,161,072	4,793,175

	Information Retrieval Services (9.61%)
2,000	Google, Inc. (a) (b)	758,730	1,282,480

	National Commercial Banks (6.68%)
19,400	JP Morgan Chase & Co. (a)	691,858	892,012

	Pharmaceutical Preparations (5.44%)
11,000	Johnson & Johnson (a)	669,169	725,560

	Services - Business Services (31.52%)
10,000	MasterCard, Inc. (a)	937,175	4,205,400

	Surgical & Medical Instruments & Apparatus (1.75%)
3,000	Becton, Dickinson and Company (a)	210,947	232,950

	Variety Stores (6.80%)
10,000	Costco Wholesale Corp. (a)	692,696	908,000

Total common stocks		7,557,131	15,924,372

Total investments (119.33%)		$7,557,131	15,924,372

Liabilities in excess of other assets (-19.33%)			(2,579,810)

Net assets (100.00%)			$13,344,562

(a)    Fully or partially pledged as collateral on bank credit facility. As of March 31, 2012, the value of investments pledged as collateral was $15,924,372.

(b)    Non-income producing.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary markets is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by Midas Management Corporation, the Fund’s Investment Manager, under the direction of or pursuant to procedures established by the Fund’s Board of Directors, called “fair value pricing.”  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•
Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.

•	Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (common and preferred stock). Equity securities traded on a national securities exchange or market generally are stated normally at the official closing price, last sales price or, if no sale has occurred, at the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The flowing is a summary of the inputs used as of March 31, 2012 in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$15,924,372	$-	$-	$15,924,372
Total investments, at value	$15,924,372	$-	$-	$15,924,372

There were no transfers between level 1 and level 2 during the three months ended March 31, 2012.

Cost for Federal Income Tax Purposes
At March 31, 2012, for federal income tax purposes the aggregate cost of securities was $7,557,131 and net unrealized appreciation was $8,367,241, comprised of gross unrealized appreciation of $8,367,241 and gross unrealized depreciation of $0.

Portfolio Concentration
The Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended, and the amount of the outstanding voting securities of a particular issuer held by the Fund is not limited. The Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. As of March 31, 2012, the Fund held approximately 32% and 32% of its net assets in Berkshire Hathaway, Inc. and MasterCard, Inc., respectively, primarily as a result of market appreciation since the time of purchase. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the respective performance of a single issuer than that of a more diversified fund.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Midas Magic, Inc.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 29, 2012

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: May 29, 2012

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)